SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:   October 23, 2000
(Date of earliest event reported)

                      MERRILL LYNCH MORTGAGE INVESTORS, INC
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         DELAWARE                       333-81429                13-5674085

(State or Other Jurisdiction of        (Commission           I.R.S. Employer
Incorporation)                         File Number)          Identification No.)

 250 Vesey Street, World Financial Center, North Tower, New York, New York 10281
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 449-1000

ITEM 5. OTHER EVENTS

              This Current Report relates to certain materials ("Structural and Collateral Term Sheets and Computational Materials") furnished to Merrill Lynch Mortgage Investors, Inc (the "Registrant") by the underwriters in connection with the Registrant's proposed offering of two separate series of pass through certificates:

(1) MLMI Resecuritization Pass-Through Certificates, Series WM1, Class A-1 and Class A-2 (the "WM1 Offered Certificates") and Class B and Class R (the "WM1 Non Offered Certificates") and

(2) MLMI Resecuritization Pass-Through Certificates, Series WM2, Class A-1 and Class A-2 (the "WM2 Offered Certificates") and Class B and Class R (the "WM2 Non Offered Certificates"). The WM1 Offered Certificates and the WM2 Offered Certificates are collectively referred to as the "Offered Certificates".

Attached as Exhibit 99-1 to this Current Report are Structural and Collateral Term Sheets and Computational Materials for the MLMI Resecuritization Pass-Through Certificates, Series WM1.

Attached as Exhibit 99-2 to this Current Report are Structural and Collateral Term Sheets and Computational Materials for the MLMI Resecuritization Pass-Through Certificates, Series WM2.

The WM1 Offered Certificates will be offered pursuant to a Base Prospectus and related Prospectus Supplement which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The WM2 Offered Certificates will be offered pursuant to a Base Prospectus and related Prospectus Supplement which will be filed with the Commission pursuant to Rule 424 under the Act. The offering of the Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-81429) (the "Registration Statement"). The Structural and Collateral Term Sheets and Computational Materials will be incorporated by reference in the Registration Statement.

              The Structural and Collateral Term Sheets and Computational Materials were prepared solely by the underwriters, and the Registrant did not prepare or participate in the preparation thereof.

              Any statement or information contained in the Collateral and Structural Term Sheets and Computational Materials may be modified or superseded by subsequent similar

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materials or, for purposes of the Prospectus and the Registration Statement, by
statements or information contained in the Prospectus.

              ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits

Exhibit 99.1 - Structural and Collateral Term Sheets and Computational Materials
               for the MLMI Resecuritization Pass-Through Certificates, Series WM1.

Exhibit 99.2 - Structural and Collateral Term Sheets and Computational Materials
               for the MLMI Resecuritization Pass-Through Certificates, Series WM2.

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned duly authorized officer.

                                          MERRILL LYNCH MORTGAGE
                                          INVESTORS, INC.

                                          By:    /s/ Brodie Johnson
                                             -----------------------------------
                                             Name:   Brodie Johnson
                                             Title:  Director

Date:  October 25, 2000

                                  EXHIBIT INDEX

Item 601(a) of Regulation S-K

Exhibit No.        Description                                              Page

99-1               Structural and Collateral Term Sheets and
                   Computational Materials for the MLMI
                   Resecuritization Pass Through Certificates,
                   Series WM1

99-2               Structural and Collateral Term Sheets and
                   Computational Materials for the MLMI
                   Resecuritization Pass Through Certificates,
                   Series WM2



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